                                                                   EXHIBIT 10.63

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of June 4, 2003, is by and among LINCARE HOLDINGS INC., a Delaware corporation (the "Borrower"), each of the Borrower's Subsidiaries (individually a "Guarantor" and collectively the "Guarantors"; together with the Borrower, individually a "Credit Party", and collectively the "Credit Parties"), the Required Lenders signatory hereto and BANK OF AMERICA, N. A., as Agent for the Lenders (in such capacity, the "Agent").

                                   WITNESSETH

     WHEREAS, the Credit Parties, the Lenders and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of April 25, 2002 (the "Existing Credit Agreement");

     WHEREAS, the Borrower has requested, and the Lenders have agreed, to amend certain provisions of the Existing Credit Agreement as set forth hereinbelow.

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                  DEFINITIONS

     SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

          "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

          "Amendment No. 1 Effective Date" is defined in Subpart 3.1.

     SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

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                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

     SUBPART 2.1 Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended in the following respects:

     (a) The definition of "Change of Control" is hereby amended to add the following new clause (v) immediately following existing clause (iv) thereof:

               (v) the occurrence of (x) a "Change of Control" (or any comparable term) under, and as defined any convertible debenture indenture, which, in accordance with the terms of such indenture, gives the convertible debentureholder (the "Bond Holder") the right to require the Borrower to repurchase the convertible debentures the ("Debentures") held by such Person and (y) thereafter the Borrower either provides notice to the Bond Holders that it intends to pay in cash or actually pays in cash any portion of the required purchase price for the Debentures.

     (b) Clause (ix) of the definition of "Permitted Investments" is hereby amended in its entirety to read as follows:

          "Permitted Investments" means Investments which are:

                                      *****

               (ix) advances in respect of repurchases by the Borrower of its Capital Stock following the Closing Date in an amount not to exceed $450,000,000;

     SUBPART 2.2 Amendments to Section 8.1. Clause (e) of Section 8.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows and the following new clause (m) is added to Section 8.1 immediately following existing clause (l) thereof:

     8.1  Indebtedness.
          ------------

          The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Indebtedness, except:

                                      *****

               (e) unsecured Indebtedness incurred by the Borrower to finance repurchases of its Capital Stock to the extent permitted by Sections
          8.6 and 8.7;

                                       2

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                                      *****

               (m) Indebtedness of the Borrower arising under senior unsecured convertible debentures (the terms, structure and documentation to be reasonably consistent with the terms set forth in the Transaction Overview posted on Intralinks on June 4, 2003) in an aggregate principal amount of up to $275,000,000 (and renewals, refinancings and extensions thereof on terms and conditions no less favorable to the Borrower than the terms then in effect).

     SUBPART 2.3 Amendments to Section 8.7. Section 8.7 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

     8.7  Restricted Payments.
          -------------------

               The Credit Parties will not permit any Consolidated Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except, so long as no Default or Event of Default shall have occurred or would occur as a result thereof, (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries), (c) repurchases, distributions, dividends or redemptions by the Borrower in respect of its Capital Stock, provided that the aggregate price for all such repurchases, distributions, dividends or redemptions after the Closing Date shall not exceed $450,000,000 and (d) as permitted by
          Section 8.8.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1 Amendment No. 1 Effective Date. This Amendment shall be and become effective as of June 4, 2003 (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 1."

     SUBPART 3.2 Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

     SUBPART 3.3 Fees and Expenses. The Borrower has paid all fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other transactions contemplated herein including, without limitation, the legal fees and expenses of Moore & Van Allen, counsel to the Agent provided an invoice therefore has been submitted to Borrower on or prior to the Amendment No. 1 Effective Date.

                                       3

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     SUBPART 3.4 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

                                     PART IV
                                 MISCELLANEOUS

     SUBPART 4.1 Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     SUBPART 4.2 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

     SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 4.4 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 4.5 References in Other Credit Documents. At such time as this Amendment No. 1 shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 1.

     SUBPART 4.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

     SUBPART 4.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                       4

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     SUBPART 4.9 General. Except as amended hereby, the Existing Credit
Agreement and all other Credit Documents shall continue in full force and effect.

                                       5

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart Of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                               LINCARE HOLDINGS INC.,
--------                                a Delaware corporation


                                        By:         /s/  Paul G. Gabos
                                           -------------------------------------
                                        Name:  Paul G. Gabos
                                             -----------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------

GUARANTORS:                             LINCARE INC.,
----------                              a Delaware corporation


                                        By:         /s/  Paul G. Gabos
                                           -------------------------------------
                                        Name:  Paul G. Gabos
                                             -----------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------


                                        LINCARE PROCUREMENT INC.,
                                        a Delaware corporation


                                        By:         /s/  Paul G. Gabos
                                           -------------------------------------
                                        Name:  Paul G. Gabos
                                             -----------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------


                                        LINCARE ASSET MANAGEMENT LP,
                                        a Nevada limited partnership


                                               By: Lincare Holdings Inc., a
                                               Delaware corporation, its general
                                               partner


                                               By:      /s/  Paul G. Gabos
                                                  -----------------------------
                                               Name:  Paul G. Gabos
                                                    ---------------------------
                                               Title: Chief Financial Officer
                                                     --------------------------


                                        LINCARE OF NEW YORK INC.,
                                        a New York corporation


                                        By:         /s/  Paul G. Gabos
                                           -------------------------------------
                                        Name:  Paul G. Gabos
                                             -----------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------


                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                                         LINCARE

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                                        LINCARE PHARMACY SERVICES INC.,
                                        a Delaware corporation


                                        By:         /s/  Paul G. Gabos
                                           -------------------------------------
                                        Name:  Paul G. Gabos
                                             -----------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------


                                        LINCARE LICENSING INC.,
                                        a Delaware corporation


                                        By:         /s/  Paul G. Gabos
                                           -------------------------------------
                                        Name:  Paul G. Gabos
                                             -----------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------


                                        CONVACARE SERVICES INC.,
                                        an Indiana corporation


                                        By:         /s/  Paul G. Gabos
                                           -------------------------------------
                                        Name:  Paul G. Gabos
                                             -----------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------


                                        MED 4 HOME INC.,
                                        a Delaware corporation


                                        By:         /s/  Paul G. Gabos
                                           -------------------------------------
                                        Name:  Paul G. Gabos
                                             -----------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------


                                        ALPHA RESPIRATORY, INC.,
                                        a Delaware corporation


                                        By:         /s/  Paul G. Gabos
                                           -------------------------------------
                                        Name:  Paul G. Gabos
                                             -----------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------


                                        HEALTH CARE SOLUTIONS AT HOME INC.,
                                        a Delaware corporation


                                        By:         /s/  Paul G. Gabos
                                           -------------------------------------
                                        Name:  Paul G. Gabos
                                             -----------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------


                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                                         LINCARE

AGENT:                                  BANK OF AMERICA, N.A.,
                                        as Agent


                                        By:        /s/  Philip S. Durand
                                           -------------------------------------
                                        Name:  PHILIP S. DURAND
                                             -----------------------------------
                                        Title: MANAGING DIRECTOR
                                              ----------------------------------



                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                                         LINCARE

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LENDERS:                                BANK OF AMERICA, N.A.,
                                        as a Lender


                                        By:        /s/  Philip S. Durand
                                           -------------------------------------
                                        Name:  PHILIP S. DURAND
                                             -----------------------------------
                                        Title: MANAGING DIRECTOR
                                              ----------------------------------


                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                                         LINCARE

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                                        BANK LEUMI LEUMI USA
                                        as a Lender


                                        By:        /s/  Joung Hee Hong
                                           -------------------------------------
                                        Name:  Joung Hee Hong
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                                         LINCARE

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                                        SCOTIABANC, INC.,
                                        as a Lender


                                        By:         /s/  Dana Maloney
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                                         LINCARE

                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as a Lender


                                        By:       /s/  Charles Heidsieck
                                           -------------------------------------
                                        Name:  Charles Heidsieck
                                               ---------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------


                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                                         LINCARE

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                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as a Lender


                                        By:         /s/  S.W. Choppin
                                           -------------------------------------
                                        Name:  S.W. CHOPPIN
                                             -----------------------------------
                                        Title: SVP
                                              ----------------------------------


                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                                         LINCARE

                                        NATIONAL CITY BANK OF KENTUCKY,
                                        as a Lender


                                        By:          /s/  Deroy Scott
                                           -------------------------------------
                                        Name:  Deroy Scott
                                             -----------------------------------
                                        Title: Senior Vice President
                                              ----------------------------------


                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                                         LINCARE